UCP HOLDINGS, INC. Announces DTC Eligibility of It’s Common Stock

New York, NY, December 31, 2013 UCP Holdings, Inc., (OTCQB Ticker Symbol: UCPH) announced today the Company’s common shares have been granted eligibility status by the Depository Trust Company (DTC), subsidiary of the Depository Trust & Clearing Corporation (DTCC). DTC has approved the eligibility status of the Company’s common stock through the Company’s advisory service provider, VStock Transfer, LLC.

The DTC is focused on creating liquidity and stability in the global capital markets by providing electronic clearance and settlement of equity trades. Having access to DTC services gives the Company greater exposure to the capital markets while at the same time offers various services including greater transparency of the Company's shares. The DTC is a subsidiary of the Depository Trust & Clearing Corporation (DTCC), and manages the electronic clearing and settlement of publicly traded company stocks and other securities. This electronic method of clearing securities speeds up the receipt of stock and cash, and thus accelerates the settlement process for investors.

Mr. Erdogan Cetin, Chairman of UCP Holdings, Inc., stated, “We are proud to announce our prosperity in accomplishment of a very critical milestone since we have obtained DTC eligibility, effective December 31, 2013. DTC-eligibility facilitates brokerage firms to trade our stock for their clients in the most cost and time efficient manner and very easily. We expect that our DTC-eligible status will improve our overall share liquidity and share attractiveness on the market. I believe It always looms large as one of the most important dynamics and driven forces of the stable and sustainable growth performance of a publicly held company to be in a constant interactivity with the capital markets for purpose of establishing productive, solid and sustainable relationships with both existing and potential investors of it’s shared stock. I would like UCPH to dedicate itself to strengthen and enhance it’s communication with the retail shareholder base and reinforce it’s engagement with the shareholders while being concentrated on generating concrete and measurable economic value for them.”

 About UCP Holdings, Inc.:

UCP Holdings, Inc., (US Stock: UCPH) together with its expected subsidiaries (the “Company”, “we”, “us”, or “our”) operates as a holding company with expertise in a broad range of asset classes. The Company is a fully reporting, publicly held company regulated by the SEC in the US.

UCPH intends to make primarily majority investments in domestic and foreign high quality companies in alignment with our specific strategy to achieve long term shareholder value. Our goal is to achieve steady growth and maximize shareholder value through investing in income producing assets that offer a high potential for capital appreciation, while maintaining high ethical standards and managing risks effectively.

The Company, in accordance with its driving strategies and core business focus, will be involved in various types of equity and debt investments having an average maturity greater than 36 months in most cases. The Company will be mostly involved in purchasing majority equity ownership interests, as well as senior secured loans and equity convertible instruments, newly issued preferred and common stock of its acquisition targets by way of exercising various types of M&A and business combination structures.

Safe Harbor Statement:

This news release contains “forward-looking statements” and “forward-looking information”, which may not be based on historical facts. Forward-looking statements and forward-looking information, include, but are not limited to, information and statements with respect to the benefit to Company’s future growth resulting from the acquisition of additional equity ownerships, additional investment grade assets and the expectations about consummation of prospective business combinations may accelerate as a consequence. Forward-looking statements are frequently characterized by words such as “plan,” “expect,” “project,” “intend,” “believe,” “anticipate”, “estimate” and other similar words, or statements that certain events or conditions “may” or “will” occur. Forward-looking statements are based on the opinions and estimates of management at the date the statements are made. Such forward-looking statements and forward-looking information involve known and unknown risks, uncertainties and other factors that may cause the actual results events or developments to be materially different from any future results, events or developments expressed or implied by such forward-looking statements or forward-looking information. These factors should be considered carefully and readers are cautioned not to place undue reliance on such forward-looking statements and forward-looking information. Except as required by applicable securities laws, the Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements or forward-looking information contained herein to reflect future results, events or developments.